Exhibit 99.3

3rd Quarter 2011 Results

Forward-Looking Statements This presentation contains forward-looking statements based on current expectations, including statements regarding our 2011 earnings outlook. These forward-looking statements are often identified by words such as “estimate,” “predict,” “may,” “believe,” “plan,” “expect,” “require,” “intend,” “assume” and similar words. Because actual results may differ materially from expectations, we caution you not to place undue reliance on these statements. A number of factors could cause future results to differ materially from historical results, or from outcomes currently expected or sought by Pinnacle West or APS. These factors include, but are not limited to: our ability to achieve timely and adequate rate recovery of our costs, including returns on debt and equity capital; our ability to manage capital expenditures and other costs while maintaining reliability and customer service levels; variations in demand for electricity, including those due to weather, the general economy, customer and sales growth (or decline), and the effects of energy conservation measures and distributed generation; power plant and transmission system performance and outages; volatile fuel and purchased power costs; fuel and water supply availability; regulatory and judicial decisions, developments and proceedings; new legislation or regulation including those relating to environmental requirements and nuclear plant operations; our ability to meet renewable energy and energy efficiency mandates and recover related costs; risks inherent in the operation of nuclear facilities, including spent fuel disposal uncertainty; competition in retail and wholesale power markets; the duration and severity of the economic decline in Arizona and current real estate market conditions; the cost of debt and equity capital and the ability to access capital markets when required; changes to our credit ratings; the investment performance of the assets of our nuclear decommissioning trust, pension, and other postretirement benefit plans and the resulting impact on future funding requirements; the liquidity of wholesale power markets and the use of derivative contracts in our business; potential shortfalls in insurance coverage; new accounting requirements or new interpretations of existing requirements; generation, transmission and distribution facility and system conditions and operating costs; the ability to meet the anticipated future need for additional baseload generation and associated transmission facilities in our region; the willingness or ability of our counterparties, power plant participants and power plant land owners to meet contractual or other obligations or extend the rights for continued power plant operations; technological developments affecting the electric industry; and restrictions on dividends or other provisions in our credit agreements and Arizona Corporation Commission orders. These and other factors are discussed in Risk Factors described in Item 1A of the Pinnacle West/APS Annual Report on Form 10-K for the fiscal year ended December 31, 2010 and in Part II, Item 1A of the Pinnacle West/APS Quarterly Reports on Form 10-Q for the quarters ended June 30, 2011 and September 30, 2011, which you should review carefully before placing any reliance on our financial statements, disclosures or earnings outlook. Neither Pinnacle West nor APS assumes any obligation to update these statements, even if our internal estimates change, except as required by law. Third Quarter 2011 2

In this presentation, references to net income and earnings per share (EPS) refer to amounts attributable to common shareholders. We present “regulated electricity gross margin” per diluted share of common stock. Regulated electricity gross margin refers to regulated electricity revenues less regulated electricity fuel and purchased power expenses. Regulated electricity gross margin is a “non-GAAP financial measure,” as defined in accordance with SEC rules. The appendix contains a reconciliation of this non-GAAP financial measure to the referenced revenue and expense line items on our Condensed Consolidated Statements of Income, which are the most directly comparable financial measures calculated and presented in accordance with generally accepted accounting principles in the United States of America (GAAP). We view regulated electricity gross margin as an important performance measure of the core profitability of our operations. We refer to “on-going earnings” in this presentation, which is also a non-GAAP financial measure. We believe on-going earnings provide investors with a useful indicator of our results that is comparable among periods because it excludes the effects of unusual items that may occur on an irregular basis. Reconciliations of on-going earnings to our net income attributable to common shareholders are included in this presentation. Investors should note that these non-GAAP financial measures may involve judgments by management, including whether an item is classified as an unusual item. These measures are key components of our internal financial reporting and are used by our management in analyzing the operations of our business. We believe that investors benefit from having access to the same financial measures that management uses. Amounts Attributable to Common Shareholders and Non-GAAP Financial Measures 3 Third Quarter 2011

CFO Agenda 3rd Quarter Results Arizona Economic Outlook 2011 Earnings Guidance Liquidity and Financing Activities 4 Third Quarter 2011

Per Share Net Income On-Going Earnings Per Share 5 Third Quarter 2011 Consolidated EPS Comparisons 3rd Quarter 2011 vs. 3rd Quarter 2010

Non-GAAP EPS Reconciliation 3rd Quarter 2011 vs. 3rd Quarter 2010 6 Third Quarter 2011 3rd Qtr 3rd Qtr 2011 2010 Change EPS as reported $2.32 $2.14 $0.18 Less adjustments: Discontinued real estate operations '0.01 (0.07) '0.08 Discontinued energy services business (0.09) (0.01) (0.08) On-going EPS $2.24 $2.06 $0.18

Higher regulated electricity gross margin* $0.10 Lower taxes other than income taxes $0.02 Lower O&M* $0.10 Net Increase $0.18 = * Excludes costs, and offsetting operating revenues, associated with renewable energy and energy efficiency programs. See non-GAAP reconciliation for regulated electricity gross margin in appendix. On-Going EPS Variances 3rd Quarter 2011 vs. 3rd Quarter 2010 Other, net $(0.04) 7 Third Quarter 2011

Regulated Electricity Gross Margin Drivers 3rd Quarter 2011 vs. 3rd Quarter 2010 Net Increase $0.10 = Weather effects $0.10 See non-GAAP reconciliation in appendix. Other, net $(0.02) Retail transmission charge increase $0.04 8 Third Quarter 2011 Higher fuel costs, net of PSA deferrals $(0.02)

Arizona Economic Indicators Employment & Consumer Spending Month-To- Month Change Non-Farm Job Growth ‘05 ‘06 ‘07 ‘08 ‘09 ‘05 ‘06 ‘07 ‘08 ‘09 ‘11 ‘10 ‘10 ‘11 Year-Over- Year Change Consumer Spending 9 Third Quarter 2011

Consolidated On-Going EPS Outlook As of November 1, 2011 Per Share $2.75 – $2.90** * Reflects 2011 reclassification of APS Energy Services as discontinued operation. ** Guidance near top of range. See key factors and assumptions in appendix. 10 Third Quarter 2011

CEO Discussion Agenda Arizona Regulatory Developments Renewables and Generation Investments Utility Operations Update Sale of APS Energy Services Looking Ahead 11 Third Quarter 2011

Appendix Third Quarter 2011

Electricity gross margin (operating revenues,* net of fuel and purchased power expenses) about $2.03 billion to $2.08 billion, which was previously expected to be $2.01 billion to $2.06 billion Retail customer growth about 1% Weather-normalized retail electricity sales volume growth about 1% taking into account effects of Company’s energy efficiency initiatives Actual weather for first 9 months of year and normal weather patterns for remainder of year Operating expenses (operations and maintenance,* depreciation and amortization, and taxes other than income taxes) about $1.32 billion to $1.35 billion, which was previously expected to be $1.33 billion to $1.36 billion Interest expense, net of allowances for borrowed and equity funds used during construction, about $195 million to $205 million Net income attributable to noncontrolling interests about $25 million to $30 million Effective tax rate about 34% Full-year effect of 2010 equity issuance APS earnings to contribute substantially all of consolidated earnings 2011 On-Going EPS Guidance Key Factors and Assumptions as of November 1, 2011 * Excludes O&M, and offsetting operating revenues, associated with renewable energy and energy efficiency programs as well as $28 million pretax related to settlement of prior-period Four Corners transmission rights-of-way. 13 Third Quarter 2011

2011 Retail Rate Case Proposal Benefits Provides financial support APS needs to achieve Arizona’s energy goals Encourages progress toward sustainable energy future Supports renewable energy and energy efficiency Continues constructive regulatory framework established in 2009 regulatory settlement Promotes rate gradualism for customers The rate case proposal contain a number of benefits for customers and shareholders. 14 Third Quarter 2011

2011 Retail Rate Case Filing Key Financial Components APS has requested a base rate increase to become effective July 1, 2012. 15 Third Quarter 2011 3.3% $ 95.5 Net base rate increase (143.5) Power Supply Adjustor revenues (refunds) 44.9 related to AZ Sun and other solar projects Renewable Energy Surcharge revenues mechanism revenues Amounts transferring from adjustment 6.6% $ 194.1 Non-fuel base rate increase Change Revenue Annual

2011 Retail Rate Case Filing Key Financial Assumptions Rate base $5.7 billion Return on equity 11% Capital structure Long-term debt 46.1% Common equity 53.9% Base fuel rate (¢/kWh) 3.24 Projected fuel-price year for base fuel rate 2012 Test year ended December 31, 2010 Updated rate base, cost of capital and fuel prices underpin the rate request amounts. 16 Third Quarter 2011

2011 Retail Rate Case Filing Details of Request Post test-year plant additions through rate effective date $259 million AZ Sun projects $161 million other projects Revenue-per-customer decoupling mechanism Infrastructure tracker New generation additions and generation efficiency projects Environmental compliance investments 100% Power Supply Adjustor Remaining portions of AZ Sun program to be recovered through RES until included in base rates (consistent with treatment for first 50 MW) Other key proposals continue constructive regulatory treatment and limit regulatory lag. 17 Third Quarter 2011

APS AZ Sun Program – Phase I 100 MW solar photovoltaic plants to be owned by APS Up to $500 million capital investment In service 2011 - 2014 Constructive rate recovery Commitments to date: 83 MW with $379 million capital investment Project summary Additional procurement initiatives underway Name Net Capacity In Service or Target Operation Date Paloma 17 MW Sept. 2011 Cotton Center 17 MW Oct. 2011 Hyder Phase I 11 MW 4Q 2011 Hyder Phase II 5 MW 2012 Chino Valley 19 MW 2012 Luke Air Force Base 14 MW 2013 18 Third Quarter 2011

APS AZ Sun Program – Proposed Phase II Additional 100 MW solar photovoltaic plants to be owned by APS Up to $475 million capital investment In service 2013 through 2015 Rate recovery through RES until included in base rates To be balanced with purchases from third-party renewable resource developers Requested in 2012 RES implementation plan filed with ACC July 1, 2011 Decision expected by end of year 19 Third Quarter 2011

Four Corners Power Plant Transactions Acquire Southern California Edison’s 739 MW interest in Units 4 & 5 and shut down 560 MW Units 1 – 3 Purchase price: $294 million Acquisition target date: late 2012 Estimated environmental compliance investment: $300 million Finance with mix of debt and equity Arizona, California and other regulatory approvals required Economic, environmental and social benefits 20 Third Quarter 2011

Gross Margin Effects of Weather Variances Versus Normal* 2010 Pretax Millions 2011 *All periods recalculated to conform to current presentation. 21 Third Quarter 2011

Quarterly Mark-to-Market on Hedge Contracts* Pretax Millions * Related to APS 10% share under Power Supply Adjustor (PSA), net of related deferrals. 2009 2010 2011 22 Third Quarter 2011

Renewable Energy, Demand-Side Management and Similar Regulatory Expenses* * O&M expenses related to Renewable Energy Standard and similar regulatory programs are offset by comparable revenue amounts. Pretax Millions 2009 2010 2011 23 Third Quarter 2011

Non-GAAP Measure Reconciliation Regulated Electricity Gross Margin 24 Third Quarter 2011 **RES, Renewable Energy Standard; DSM, Demand-Side Management. Three Months Ended September 30, $ millions, except per share amounts 2011 2010 EPS change Regulated electricity revenue* $1,124 $1,116 Regulated electricity fuel and purchased power expenses* (338) (354) Regulated electricity gross margin 786 762 $0.13 Less: RES, DSM and similar regulatory surcharge revenue** (44) (38) (0.03) Regulated electricity gross margin - adjusted $742 $724 $0.10 * Line items from Condensed Consolidated Statements of Income. ** RES, Renewable Energy Standard; DSM, Demand-Side Management.

Non-GAAP EPS Reconciliation Years 2010 and 2011 25 Third Quarter 2011 Near top of range 2011 2010 2011 Actual Guidance Net income attributable $3.27 to common shareholders Adjustments - discontinued operations Real estate activities 0.05 APS Energy Services (0.29) On-going EPS $3.03 $2.75 - $2.90